Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
Acquisitions

Pending 2015 Acquisition

On December 9, 2014, one of our subsidiaries, together with investment funds affiliated with Searchlight Capital Partners, L.P. (collectively, Searchlight), entered into an agreement to acquire 100% of the parent of Puerto Rico Cable Acquisition Company Inc., dba Choice Cable TV (Choice), the second largest cable and broadband services provider in Puerto Rico (the Choice Acquisition). The transaction values Choice at an enterprise value, before transaction costs, of approximately $272.5 million. Most of the purchase price is expected to be funded through $257.5 million of committed facilities under the Liberty Puerto Rico Bank Facility, as defined and described in note 10. The Choice Acquisition is subject to customary closing conditions, including regulatory approvals, and is expected to close in the first half of 2015. Upon completion of the Choice Acquisition, Choice’s operations will be combined with those of Liberty Puerto Rico, and the combined business will be 60%-owned by our company and 40%-owned by Searchlight.
2014 Acquisition

Ziggo. On November 11, 2014 (the Ziggo Acquisition Date), pursuant to an Agreement and Plan of Merger (the Ziggo Merger Agreement) with respect to an offer to acquire all of the shares of Ziggo that we did not already own (the Ziggo Offer), we gained control of Ziggo through the acquisition of 136,603,794 additional Ziggo shares, which increased our ownership interest in Ziggo to 88.9% (the Ziggo Acquisition). From November 12, 2014 through November 19, 2014, we acquired 18,998,057 additional Ziggo shares, further increasing our ownership interest in Ziggo to 98.4% (the Ziggo NCI Acquisition). We have accounted for the Ziggo Acquisition using the acquisition method of accounting and the Ziggo NCI Acquisition as the acquisition of a noncontrolling interest. Ziggo is a provider of video, broadband internet, fixed-line telephony and mobile services in the Netherlands. We acquired Ziggo in order to achieve certain financial, operational and strategic benefits through the integration of Ziggo with UPC Nederland and our other European operations.

Pursuant to the Ziggo Merger Agreement, Ziggo shareholders who tendered their Ziggo shares received an offer price of (i) 0.2282 Liberty Global Class A ordinary shares, (ii) 0.5630 Liberty Global Class C ordinary shares and (iii) €11.00 ($13.71 at the applicable rates) in cash for each Ziggo share that they tendered. In connection with the completion of the Ziggo Acquisition and the Ziggo NCI Acquisition, we (i) issued an aggregate of 35,508,342 Liberty Global Class A and 87,603,842 Liberty Global Class C ordinary shares and (ii) paid aggregate cash consideration of €1,711.6 million ($2,133.6 million at the applicable rates) to holders of Ziggo ordinary shares.

On December 3, 2014, we initiated a statutory squeeze-out procedure in accordance with the Dutch Civil Code (the Statutory Squeeze-out) in order to acquire the remaining 3,162,605 Ziggo shares not tendered through November 19, 2014. Under the Statutory Squeeze-out, Ziggo shareholders other than Liberty Global will receive cash consideration. We have submitted €39.78 ($48.14) per share as the suggested cash consideration to be paid in the Statutory Squeeze-out. This suggested per share consideration is subject to confirmation of the applicable court in the Netherlands. Effective upon the commencement of the Statutory Squeeze-out, the remaining noncontrolling interest in Ziggo became mandatorily redeemable, and accordingly, is reflected as a liability that is included in other accrued and current liabilities in our consolidated balance sheet. The difference between the carrying value of the noncontrolling interest immediately prior to the date that the noncontrolling interest became mandatorily redeemable and the expected redemption value of €125.8 million ($152.2 million) was reflected as a $2.6 million decrease to additional paid-in capital in our consolidated statement of equity. The Statutory Squeeze-out is expected to be completed during the third quarter of 2015.

In connection with the completion of the Ziggo Acquisition, we obtained regulatory clearance from the European Commission on October 10, 2014, subject to the following commitments:

•	our commitment to divest our Film1 channel to a third party and to carry Film1 on our network in the Netherlands for a period of three years; and

•
our commitment for a period of eight years with respect to our network in the Netherlands (i) not to enforce certain clauses currently contained in carriage agreements with broadcasters that restrict the ability of broadcasters to offer their channels and content via over-the-top services, (ii) not to enter into carriage agreements containing such clauses and (iii) to maintain adequate interconnection capacity through at least three uncongested routes into our network in the Netherlands, at least one of which must be with a large transit provider.

For accounting purposes, the Ziggo Acquisition was treated as the acquisition of Ziggo by Liberty Global. In this regard, the equity and cash consideration paid to acquire Ziggo plus the fair value of our pre-existing investment in Ziggo on the Ziggo Acquisition Date is set forth below (in millions):

Liberty Global Class A ordinary shares (a)	$1,448.7
Liberty Global Class C ordinary shares (a)	3,457.1
Cash (b)	1,872.9
Fair value of pre-existing investment in Ziggo (c)	2,015.4
Total	$8,794.1
_______________

(a)
Represents the value assigned to the 31,172,985 Liberty Global Class A and 76,907,936 Liberty Global Class C ordinary shares issued to Ziggo shareholders in connection with the Ziggo Acquisition through the Ziggo Acquisition Date. These amounts are based on (i) the exchange ratios specified by the Ziggo Merger Agreement, (ii) the applicable closing per share prices of Liberty Global Class A and Class C ordinary shares and (iii) 136,603,794 ordinary shares of Ziggo tendered in the Ziggo Offer through the Ziggo Acquisition Date.

(b)	Represents the cash consideration paid in connection with the Ziggo Acquisition.

(c)	Represents the fair value of the 41,329,850 million shares of Ziggo held by Liberty Global and its subsidiaries immediately prior to the Ziggo Acquisition.

We have accounted for the Ziggo Acquisition using the acquisition method of accounting, whereby the total purchase price was allocated to the acquired identifiable net assets of Ziggo based on assessments of their respective fair values, and the excess of the purchase price over the fair values of these identifiable net assets was allocated to goodwill. A summary of the purchase price and the preliminary opening balance sheet for the Ziggo Acquisition as of the Ziggo Acquisition Date is presented in the following table. The preliminary opening balance sheet is subject to adjustment based on our final assessment of the fair values of the acquired identifiable assets and liabilities. Although most items in the valuation process remain open, the items with the highest likelihood of changing upon finalization of the valuation process include property and equipment, goodwill, intangible assets associated with customer relationships and income taxes (in millions):

Cash and cash equivalents (a)	$1,889.7
Other current assets	69.6
Property and equipment, net	2,714.9
Goodwill (b)	7,724.3
Intangible assets subject to amortization (c)	5,000.9
Other assets, net	394.6
Current portion of debt and capital lease obligations	(604.0)
Other accrued and current liabilities	(443.5)
Long-term debt and capital lease obligations	(5,351.5)
Other long-term liabilities	(1,520.3)
Noncontrolling interest (d)	(1,080.6)
Total purchase price (e)	$8,794.1
_______________

(a)	The Ziggo Acquisition resulted in $16.8 million of net cash received after deducting the cash consideration paid in the Ziggo Acquisition.

(b)
The goodwill recognized in connection with the Ziggo Acquisition is primarily attributable to (i) the ability to take advantage of Ziggo’s existing advanced broadband communications network to gain immediate access to potential customers and (ii) substantial synergies that are expected to be achieved through the integration of Ziggo with UPC Nederland and our other European operations.

(c)
Amount primarily includes intangible assets related to customer relationships. As of the Ziggo Acquisition Date, the weighted average useful life of Ziggo’s intangible assets was approximately ten years.

(d)	Represents the fair value of the noncontrolling interest in Ziggo as of the Ziggo Acquisition Date.

(e)
Excludes direct acquisition costs of $84.1 million incurred through December 31, 2014, which are included in impairment, restructuring and other operating items, net, in our consolidated statement of operations.

We have accounted for the Ziggo NCI Acquisition as an equity transaction, with the carrying amount of the noncontrolling interest adjusted to reflect the change in ownership of Ziggo. The difference between the fair value of consideration paid and the amount by which the noncontrolling interest was adjusted has been recognized as additional paid-in capital in our consolidated statement of equity. The impact of the Ziggo NCI Acquisition is summarized in the following table (in millions):

Reduction of noncontrolling interests	$927.2
Additional paid-in capital	23.5
Fair value of consideration paid (a)	$950.7
_______________

(a)
Represents (i) the value assigned to the 4,335,357 Liberty Global Class A and 10,695,906 Liberty Global Class C ordinary shares issued to Ziggo shareholders and (ii) cash consideration of €209.0 million ($260.7 million at the applicable rates) paid to Ziggo shareholders, based on the 18,998,057 ordinary shares of Ziggo tendered in connection with the Ziggo NCI Acquisition.

The cash consideration paid in the Ziggo Acquisition and the Ziggo NCI Acquisition was funded with a combination of debt and our existing liquidity. For information regarding the various debt financing arrangements that we entered into in connection with the execution of the Ziggo Merger Agreement and the completion of the Ziggo Acquisition and the Ziggo NCI Acquisition, see note 10. For information regarding additional debt financing transactions involving Ziggo and UPC Nederland that we completed during the first quarter of 2015, see note 20.

2013 Acquisition

Virgin Media. On June 7, 2013, pursuant to an Agreement and Plan of Merger (the Virgin Media Merger Agreement) with Virgin Media and following receipt of regulatory and shareholder approvals, we acquired Virgin Media in a stock and cash merger (the Virgin Media Acquisition). Virgin Media is one of the U.K.’s largest providers of residential broadband internet, television, fixed-line telephony and mobile services in terms of number of customers. We acquired Virgin Media in order to achieve certain financial, operational and strategic benefits through the integration of Virgin Media with our existing European operations.

Pursuant to the Virgin Media Merger Agreement:

•
Each share of common stock of Virgin Media was converted into the right to receive (i) 0.2582 Class A ordinary shares of Liberty Global, (ii) 0.6438 Class C ordinary shares of Liberty Global and (iii) $17.50 in cash (collectively, the Virgin Media Merger Consideration); and

•
Each share of Series A common stock of LGI was converted into the right to receive one Class A ordinary share of Liberty Global; each share of Series B common stock of LGI was converted into the right to receive one Class B ordinary share of Liberty Global; and each share of Series C common stock of LGI was converted into the right to receive one Class C ordinary share of Liberty Global.

In connection with the completion of the Virgin Media Acquisition, we issued 70,233,842 Class A and 175,122,182 Class C ordinary shares to holders of Virgin Media common stock and 141,234,331 Class A, 10,176,295 Class B and 362,556,220 Class C ordinary shares to holders of LGI Series A, Series B and Series C common stock, respectively.

In connection with the execution of the Virgin Media Merger Agreement, we entered into various debt financing arrangements. For additional information, see note 10.

In a transaction that did not impact our cash and cash equivalents, the net proceeds (after deducting certain transaction expenses)from the February 2013 issuance of the April 2021 VM Senior Secured Notes and 2023 VM Senior Notes (each as defined and described in note 10) of $3,557.5 million (equivalent at the transaction date) were placed into segregated escrow accounts (the Virgin Media Escrow Accounts) with a trustee. Such net proceeds were released in connection with the closing of the Virgin Media Acquisition.

The Virgin Media Acquisition and related refinancing transactions were funded with a combination of (i) the proceeds from the Virgin Media Escrow Accounts, (ii) borrowings under the VM Credit Facility (as defined and described in note 10) and (iii) our and Virgin Media’s existing liquidity.

For accounting purposes, the Virgin Media Acquisition was treated as the acquisition of Virgin Media by Liberty Global (as the successor to LGI). In this regard, the equity and cash consideration paid to acquire Virgin Media is set forth below (in millions):

Class A ordinary shares (a)	$2,735.0
Class C ordinary shares (a)	6,369.9
Cash (b)	4,760.2
Fair value of the vested portion of Virgin Media stock incentive awards (c)	270.4
Total equity and cash consideration	$14,135.5
_______________

(a)
Represents the value assigned to the 70,233,842 Class A and 175,122,182 Class C ordinary shares issued to Virgin Media shareholders in connection with the Virgin Media Acquisition. These amounts are based on (i) the exchange ratios specified by the Virgin Media Merger Agreement, (ii) the closing per share price on June 7, 2013 of Series A and Series C LGI common stock of $38.94 and $36.37, respectively, and (iii) the 272,013,333 outstanding shares of Virgin Media common stock at June 7, 2013.

(b)
Represents the cash consideration paid in connection with the Virgin Media Acquisition. This amount is based on (i) the $17.50 per share cash consideration specified by the Virgin Media Merger Agreement and (ii) the 272,013,333 outstanding shares of Virgin Media common stock at June 7, 2013.

(c)
Represents the portion of the estimated fair value of the Virgin Media stock incentive awards that are attributable to services provided prior to the June 7, 2013 acquisition date. The estimated fair value is based on the attributes of the 13.03 million outstanding Virgin Media stock incentive awards at June 7, 2013, including the market price of the underlying Virgin Media common stock. The outstanding Virgin Media stock incentive awards at June 7, 2013 include 9.86 million stock options that have been valued using Black Scholes option valuations. In addition, Virgin Media’s stock incentive awards at June 7, 2013 included 3.17 million restricted stock units that included performance conditions and, in certain cases, market conditions. Those restricted stock units with market conditions have been valued using Monte Carlo simulation models.

We have accounted for the acquisition of Virgin Media using the acquisition method of accounting, whereby the total purchase price was allocated to the acquired identifiable net assets of Virgin Media based on assessments of their respective fair values, and the excess of the purchase price over the fair values of these identifiable net assets was allocated to goodwill. A summary of the purchase price and opening balance sheet for the Virgin Media Acquisition at the June 7, 2013 acquisition date is presented in the following table. The opening balance sheet presented below reflects our final purchase price allocation (in millions):

Cash and cash equivalents	$694.6
Other current assets	932.2
Property and equipment, net	9,863.1
Goodwill (a)	9,000.8
Intangible assets subject to amortization (b)	3,925.8
Other assets, net	4,259.4
Current portion of debt and capital lease obligations	(1,184.5)
Other accrued and current liabilities (c) (d)	(1,892.2)
Long-term debt and capital lease obligations	(8,477.4)
Other long-term liabilities (c)	(1,326.3)
Additional paid-in capital (e)	(1,660.0)
Total purchase price (f)	$14,135.5
_______________

(a)
The goodwill recognized in connection with the Virgin Media Acquisition is primarily attributable to (i) the ability to take advantage of Virgin Media’s existing advanced broadband communications network to gain immediate access to potential customers and (ii) substantial synergies that were expected to be achieved through the integration of Virgin Media with our other broadband communications operations in Europe.

(b)	Amount primarily includes intangible assets related to customer relationships. At June 7, 2013, the weighted average useful life of Virgin Media’s intangible assets was approximately seven years.

(c)
No amounts were allocated to deferred revenue with respect to the then ongoing performance obligations associated with Virgin Media’s B2B service contracts, as the remaining fees to be received under these contracts approximated fair value given our estimates of the costs associated with these performance obligations.

(d)
Amount includes a $35.6 million liability that was recorded to adjust an unfavorable capacity contract to its estimated fair value. This amount was amortized through the March 31, 2014 expiration date of the contract as a reduction of Virgin Media’s operating expenses so that the net effect of this amortization and the payments required under the contract approximated market rates. During the period from June 8, 2013 through December 31, 2013 and the year ended December 31, 2014, $22.8 million and $12.8 million, respectively, of this liability was amortized as a reduction of operating expenses in our consolidated statements of operations.

(e)
Represents the equity component of the VM Convertible Notes (as defined and described in note 10). During the period from June 7, 2013 through December 31, 2013, 94.4% of the VM Convertible Notes were exchanged for Liberty Global Class A and Class C ordinary shares and cash pursuant to the terms of the VM Convertible Notes Indenture. For additional information, see note 10.

(f)	Excludes direct acquisition costs of $51.5 million, which are included in impairment, restructuring and other operating items, net, in our consolidated statements of operations.

2012 Acquisitions

Puerto Rico. On November 8, 2012, one of our subsidiaries, LGI Broadband Operations, Inc. (LGI Broadband Operations), completed a series of transactions (collectively, the Puerto Rico Transaction) with certain investment funds affiliated with Searchlight that resulted in their joint ownership of (i) Liberty Cablevision of Puerto Rico LLC (Old Liberty Puerto Rico), a subsidiary of LGI Broadband Operations, and (ii) San Juan Cable, LLC, doing business as OneLink Communications (OneLink), a broadband communications operator in Puerto Rico. In connection with the Puerto Rico Transaction, (i) Old Liberty Puerto Rico and OneLink were merged, with OneLink as the surviving entity, and (ii) OneLink was renamed Liberty Puerto Rico.

Immediately prior to the acquisition of OneLink, LGI Broadband Operations contributed its 100% interest in Old Liberty Puerto Rico, and Searchlight contributed cash of $94.7 million, to Leo Cable LP (Leo Cable), a newly formed entity. Leo Cable in turn used the cash contributed by Searchlight to fund the acquisition of 100% of the equity of OneLink from a third party (the OneLink Seller) for a purchase price of $96.5 million, including closing adjustments and $1.8 million of transaction-related costs paid by Old Liberty Puerto Rico on behalf of the OneLink Seller. Such purchase price, together with OneLink’s consolidated net debt (aggregate fair value of debt and capital lease obligations outstanding less cash and cash equivalents) at November 8, 2012 of $496.0 million, resulted in total consideration of $592.5 million, excluding direct acquisition costs of $18.1 million, which are included in impairment, restructuring and other operating items, net, in our consolidated statement of operations.

In November 2013, LGI Broadband Operations reached a settlement agreement with respect to certain claims against the OneLink Seller, pursuant to which, among other matters, LGI Broadband Operations received a cash payment of $20.0 million. This amount is included as a credit within impairment, restructuring and other operating items, net, in our consolidated statement of operations, and the cash received is included within cash provided by operating activities in our consolidated statement of cash flows.

As a result of the Puerto Rico Transaction, LGI Broadband Operations acquired a 60.0% interest, and Searchlight acquired a 40.0% interest, in Leo Cable. As LGI Broadband Operations’ 60.0% interest represents a controlling financial interest, LGI Broadband Operations consolidates Leo Cable.

We have accounted for the Puerto Rico Transaction as the acquisition of OneLink and the effective sale of a 40.0% interest in Old Liberty Puerto Rico. The effective sale of the 40.0% interest in Old Liberty Puerto Rico was accounted for as an equity transaction. We have accounted for the acquisition of OneLink using the acquisition method of accounting.

A summary of the purchase price and opening balance sheet for OneLink at the November 8, 2012 acquisition date is presented in the following table. The opening balance sheet presented below reflects our final purchase price allocation (in millions):

Cash and cash equivalents	$4.4
Other current assets (a)	19.2
Property and equipment, net	150.2
Intangible assets subject to amortization (b)	90.5
Intangible assets not subject to amortization - cable television franchise rights	285.0
Goodwill (c)	226.1
Other assets, net	1.2
Current portion of debt and capital lease obligations	(3.5)
Other current liabilities (a)	(54.1)
Long-term debt and capital lease obligations	(496.9)
Deferred tax liabilities	(125.6)
Total purchase price	$96.5
_______________

(a)
Other current liabilities include an accrual for a loss contingency that was measured based on our best estimate of the probable loss. The OneLink Seller partially indemnified us for the outcome of this loss contingency and, accordingly, other current assets includes an indemnification asset, measured using the same basis as the associated loss contingency.

(b)	Amount primarily includes intangible assets related to customer relationships. At November 8, 2012, the weighted average useful life of OneLink’s intangible assets was approximately 10 years.

(c)
The goodwill recognized in connection with the Puerto Rico Transaction is primarily attributable to (i) the ability to take advantage of the existing advanced broadband communications networks of OneLink to gain immediate access to potential customers and (ii) substantial synergies that were expected to be achieved through the integration of OneLink with our existing broadband communications operations in Puerto Rico.

Pro Forma Information

The following unaudited pro forma consolidated operating results give effect to (i) the acquisition of 100% of Ziggo and (ii) the Virgin Media Acquisition, as if they had been completed as of January 1, 2013. These pro forma amounts are not necessarily indicative of the operating results that would have occurred if these transactions had occurred on such date. The pro forma adjustments are based on certain assumptions that we believe are reasonable.

	Year ended December 31,
	2014	2013
	in millions, except per share amounts
Revenue:
Continuing operations	$20,095.7	$19,301.2
Discontinued operations	26.6	408.6
Total	$20,122.3	$19,709.8

Net loss attributable to Liberty Global shareholders	$(1,223.0)	$(1,200.2)
Basic and diluted loss attributable to Liberty Global shareholders per share	$(1.35)	$(1.30)

Our consolidated statement of operations for 2014 includes revenue and net loss of $272.0 million and $98.7 million, respectively, attributable to Ziggo.

The following unaudited pro forma consolidated operating results give effect to (i) the Virgin Media Acquisition and (ii) the Puerto Rico Transaction, as if they had been completed as of January 1, 2012. These pro forma amounts are not necessarily indicative of the operating results that would have occurred if these transactions had occurred on such date. The pro forma adjustments are based on certain assumptions that we believe are reasonable.

	Year ended December 31,
	2013	2012
	in millions, except per share amounts
Revenue:
Continuing operations	$17,239.1	$16,465.0
Discontinued operations	408.6	673.7
Total	$17,647.7	$17,138.7

Net earnings (loss) attributable to Liberty Global shareholders (a)	$(1,300.4)	$3,701.5
Basic earnings (loss) attributable to Liberty Global shareholders per share (a)	$(1.63)	$4.48
Diluted earnings (loss) attributable to Liberty Global shareholders per share (a)	$(1.63)	$4.39
_______________

(a)
The 2012 amounts reflect the impact of a $4,144.9 million release of valuation allowances on Virgin Media’s deferred tax assets. This release was included in Virgin Media’s historical results for the fourth quarter of 2012.

Our consolidated statement of operations for 2013 includes revenue and net loss of $3,653.7 million and $987.8 million, respectively, attributable to Virgin Media.